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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  ------------

                                    FORM 8-K
                                  ------------

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: April 1, 2005
                        (Date of earliest event reported)

                          MERIT SECURITIES CORPORATION
               (Exact Name of Registrant as Specified in Charter)

          Virginia                  033-83524                  54-1736551
(State or Other Jurisdiction       (Commission                (IRS Employer
      of Incorporation)           File Number)             Identification No.)

        4551 Cox Road, Suite 300,                               23060-5860
          Glen Allen, Virginia                                  (Zip Code)
(Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (804) 217-5800

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.02         Non-Reliance  on  Previously Issued Financial Statements  or a
                  Related Audit Report or Completed Interim Review.

     On March 31, 2005, MERIT Securities Corporation (the "Company") filed a Form 15, Certification and Notice of Suspension of Duty to File Reports under Sections 13 and 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"), with the Commission. The Form 15 provided notice that the Company does not expect to make any additional filings that may be required by the Exchange Act or the rules and regulations thereunder with the Commission, except as described below.

     As previously disclosed by the Company in a Current Report on Form 8-K filed with the Commission on December 30, 2004, the officers of the Company identified a potential issue with respect to the accounting for impairments on debt securities and the allowance for loan losses on loans pledged as collateral for the repayment of certain non-recourse securitization financing bonds that the Company issued. Accordingly, on December 23, 2004, the officers of the Company concluded that the previously issued financial statements contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2003 and its Quarterly Reports on Form 10-Q for the periods ended March 30, 2004 and June 30, 2004 should not be relied upon because of the possibility of an error in those financial statements that may arise from the issue that the officers have identified.

     After consultation with the staff of the Commission's Office of Chief Accountant and Deloitte & Touche LLP, the Company's independent registered public accountant, management believes that the accounting policy related to debt securities impairment and provisions for loan losses used in preparing the previously issued financial statements described above was in error. The Company is in the process of determining the effect of the incorrect accounting policy on these financial statements. The Company will restate any of these financial statements that are determined to contain an error and will file with the Commission corresponding amended filings under the Exchange Act.

         Accordingly, management reiterates its previously issued guidance that the financial statements contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2003 and its Quarterly Reports on Form 10-Q for the periods ended March 31, 2004 and June 30, 2004 should not be relied upon.

     The officer's  of the  Company have discussed  the matter disclosed in this
Item 4.02 with Deloitte & Touche LLP.



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                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          MERIT SECURITIES CORPORATION
                                  (Registrant)


Date:  April 1, 2005               By:    /s/ Stephen J. Benedetti
                                        ----------------------------------------
                                          Stephen J. Benedetti
                                          President